Exhibit 10.1

                             SUBSCRIPTION AGREEMENT
                             ----------------------

      THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of February 17, 2006, by and among XRG, Inc., a Delaware corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, $580,000 (the "Purchase Price") of the Company's securities consisting of (i) $480,000 of Secured Promissory Notes bearing 10% interest due December 31, 2006, which may be payable through the issuance of the Company's securities as provided herein (the "Note"), in the form attached hereto as Exhibit A, (ii) 50,000 shares of the Company's Common Stock, par value $.001 with a purchase price of $2.00 per share, subject to adjustment as provided herein (the "Shares"), and (iii) share purchase warrants to acquire up to 100,000,000 shares of the Company's Common Stock exercisable at $2.00 per share, subject to adjustment as provided herein and in the form attached hereto as Exhibit B (the "Warrants"), to purchase shares of Common Stock (the "Warrant Shares"). The Note shall be payable to the Company upon execution of this Subscription Agreement, the Note and Warrant Agreement by all parties, subject to proper authorization approval by the Company's Board of Directors. The Shares and the Warrants shall be issuable ten (10) days after funding of the Note, subject to the terms and conditions as hereinafter provided. The Note, the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

      WHEREAS, the securities are being offered as 10 Units. Each Unit consists of a $48,000 Note, 5,000 shares of the Common Stock with a purchase price of $2.00 per share, subject to adjustment, and Warrants to acquire 10,000,000 shares of the Company's Common Stock exercisable at $2.00, subject to adjustment.

         WHEREAS, the Company has certain holders of its equity securities with most favored nations anti-dilution rights and liquidated damages rights for failure to register securities ("Investor Rights"). In the event that all Investors with Investor Rights agree to waive all Investor Rights and release the Company from obligations under most favored nations anti-dilution protection and liquidated damages in connection with registration rights, then Barron Partners, LP ("Barron") agrees that the purchase price for the 2,000,000 shares shall be $.05 per share and the number of Warrants issuable


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to Barron shall be reduced to 4,000,000 at a reduced exercise price of $.10 per share. If all Investors with Investor Rights do not waive all such rights, then Barron will acquire 50,000 shares at $2.00 per share and be entitled to the issuance of 100,000,000 Warrants with an exercise price of $2.00 per share. In addition, Barron and the Company agree that all Investors with Investor Rights will have the right the right to participate pro rata up to an aggregate of $580,000 of Units on the same terms and conditions as acquired by Barron.

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

      1. Purchase and Sale of Notes, Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, each Subscriber shall purchase the Note Shares and Warrants for the portion of the Purchase Price indicated on the signature page hereto, and the Company shall sell such Note, Shares and Warrants to the Subscriber. The Purchase Price for the Note, Shares and Warrants shall be paid in cash.

      2. Escrow Arrangements; Form of Payment. Upon execution hereof by the parties, each Subscriber agrees to make the deliveries required of such Subscriber the Company agrees to make the deliveries required of the Company.

      3. Warrants. On the Closing Date the Company will issue Warrants to the Subscribers in the amounts listed on the signature pages hereto. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $2.00. The Warrants shall be exercisable until ten (10) years after the Closing Date, will have a cashless exercise feature as described in Exhibit B hereto.

      4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

          (a) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's filings, as filed with the Commission, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

          (b) Information on Subscriber. The Subscriber is, and will be at the time of the issuance of the Common Stock and exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission

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under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United
States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. (c) Purchase of Common Stock and Warrants. On the closing date, the Subscriber will purchase the Common Stock and Warrants as principal for its own account and not with a view to any distribution thereof.

          (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

          (e) Shares Legend. The Note, Shares and the Warrant Shares shall bear the following or similar legend:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO XRG, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (f) Warrants Legend. The Warrants shall bear the following or similar legend:

                "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE

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                ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS
                WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO XRG, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

          (h) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

          (i) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the 1933 Act, (ii) such Subscriber provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) Subscriber provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares or the Warrant Shares, as the case may be, can be sold pursuant to (A) Rule 144 promulgated under the 1933 Act, or (B) Rule 144(k) promulgated under the 1933 Act, in each case following the applicable holding period set forth therein. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

                For the purposes of this Agreement, an "Affiliate" of any specified Subscriber means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Subscriber. For purposes of this definition, "control" means the power to direct the management and policies of such

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person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          (j) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (k) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date.

          (l) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

      5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

          (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect. For purposes of this Agreement, a "material adverse effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

          (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

          (c) Authority; Enforceability. This Agreement, the Common Stock, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and. delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

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          (d)   Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports.

          (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the OTC Bulletin Board ("Bulletin Board") nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

          (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under the Transaction Documents by the Company will:

                (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or

                (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

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                (iv)  result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

          (g)   The Securities.  The Securities upon issuance:

                (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a material adverse effect on the Company.

          (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Notwithstanding the foregoing, the Investor understands that the Company is delinquent in the filing of its Form 10-QSB for the quarter ended December 31, 2005. There is no assurance that the Company will be able to become current in its periodic reporting obligations under the 1934 Act. Accordingly, it is anticipated that the Company's securities will be delisted from trading on the OTC.BB and will be listed on the pink sheets. Thus, the liquidity and marketability of these securities will be adversely affected.

          (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to,

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cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

          (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

          (l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

          (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters.

          (n) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (o) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date is set forth in the Reports and Other Written Information. There are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company except as set forth in the Reports. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

          (p) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

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          (q)   Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

      6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the resale of the Common Stock and exercise of the Warrants and resale of the Warrant Shares.

      7.   Finder/Legal Fees.

          (a) Finder's Fee. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering.

      8. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

          (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

          (b) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

          (c) Reservation. Prior to the Closing Date, the Company undertakes to reserve, on behalf of the Subscriber and holder of a Warrant, from its authorized but unissued common stock, a number of common shares equal to the amount of Warrant Shares issuable upon exercise of the Warrants.

          (d) Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Subscriber or its agents or

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counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      9.   Covenants of the Company and Subscriber Regarding Indemnification.

          (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in any of the Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company under any Transaction Documents other than its obligations under Section 11 of this Agreement.

          (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

          (c) In no event shall the liability of Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater than Fifty Thousand Dollars ($50,000).

      10. (a) Right of First Refusal. Until the end of the Exclusion Period, the Subscribers shall be given not less than five (5) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iv) as has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively the foregoing are "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 11 (a) shall have the right during the five (5) business days following receipt of the notice to purchase such offered common stock, debt or other

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securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the five (5) business days following the notice of modification, whichever is longer, to exercise such right.

          (b) Favored Nations Provision. Other than the Excepted Issuances, if at any time that a Subscriber is still holding the Shares or Warrant Shares, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the Closing Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Per Share Purchase Price, without the consent of each Subscriber holding Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average Per Share Purchase Price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option. The rights of the Subscriber set forth in this Section 11 are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

          (c) Maximum Exercise of Rights. In the event the exercise of the rights described in Section 10(b) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 10 of the Warrant, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in
Section 10 of the Warrant. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

          (d) Piggyback Registration Rights. If at any time prior to the removal of restrictive legends pursuant to Rule 144(k) (i.e. two (2) years holding period), (i) the Company proposes to register shares of Common Stock under the Securities Act, other than on Forms S-8 , S-4 or any successor forms (a "Proposed Registration") and (ii) a Registration Statement covering the resale of all of the shares ("Registrable Securities") is not then effective and available for sales thereof by the Investor, the Company shall,

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at such time, promptly give Investor written notice of such Proposed
Registration. Investor shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that Investor intends to sell and Investor's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor; provided, however, that the Company shall have the right to postpone or withdraw any Proposed Registration without obligation to the Investor. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a Proposed Registration because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Proposed Registration only such limited portion of the Registrable Securities with respect to which each Investor has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rate among the Investors seeking to include Registrable Securities in a Proposed Registration, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Proposed Registration or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Proposed Registration.

      11.  Miscellaneous.

          (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: XRG Inc., 601 Cleveland Street, Suite 820, Clearwater, FL 33755-4169, Attn: Jay Ostrow, telecopier: (727) 475-3077, with a copy by telecopier only to: Johnson, Pope, Bokor, Ruppel & Burns, LLP, 911 Chestnut Street, P.O. Box 1368, Clearwater, FL 33756, Attn: Michael Cronin, Esq., telecopier: (727) 462-0365, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto.

          (b) Entire Agreement: Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

          (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

          (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. ill the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          (e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          (f) Equitable Adjustment. The Securities and the purchase prices of Securities shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)
                  --------------------------------------------


      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy of the undersigned whereupon it shall become a binding agreement between us.

                                  XRG, INC.,
                                  a Delaware corporation

                                  By:        /s/ Jay E. Ostrow
                                             ----------------------------------
                                  Title:     Principal Accounting Officer
                                  Dated:     February 17, 2006



--------------------------------------------------------------------------------
                          PURCHASE                        #              #
     SUBSCRIBER            PRICE          NOTES        SHARES         WARRANTS
--------------------------------------------------------------------------------
Barron Partners, LP      $580,000       $480,000       50,000       100,000,000



By:
-----------------------------------
(Signature)


-----------------------------------
Print Name and Title

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------



Exhibit A       Form of Promissory Note

Exhibit B       Form of Common Stock Purchase Warrant